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                                                                      Exhibit 21


                        SUBSIDIARIES OF THE REGISTRANT


NAME OF ENTITY
(AND OTHER NAMES, IF ANY,
UNDER WHICH SUCH                                           JURISDICTION
ENTITY DOES BUSINESS)                                    OF ORGANIZATION

Capital Division Incorporated                               Maryland
Real Estate Protection Mutual Limited                       Bermuda
SC Capital Incorporated                                     Nevada
SC Group Incorporated                                       Texas
SC Realty Incorporated                                      Nevada
SC Realty Shares Limited                                    Bermuda
SC Transaction Corporation                                  Maryland
Security Capital Assisted Living Holdings Incorporated      Delaware
Security Capital BVI Holdings Incorporated                  Maryland
Security Capital European Holdings Incorporated             Delaware
Security Capital Financial Services Group Incorporated      Delaware
Security Capital Financial Holdings Incorporated            Delaware
Security Capital Financial Holdings, LLC                    California
Security Capital Global Capital Management Group
  Incorporated                                              Delaware
Security Capital Holdings II Incorporated                   Delaware
Security Capital Holdings III Incorporated                  Delaware
Security Capital Investment Research Incorporated           Delaware
Security Capital Lodging Holdings Incorporated              Delaware
Security Capital Manufactured Housing Holdings
  Incorporated                                              Delaware
Security Capital Operations Holdings Incorporated           Maryland
Security Capital Parkings Holdings Incorporated             Delaware
Security Capital Real Estate Mutual Funds Incorporated      Maryland
Security Capital Real Estate Research Group Incorporated    Maryland

Ameriton Properties LLC                                     Delaware
Frigoscandia Holdings, LLC                                  Delaware
Kingspark Holdings, LLC                                     Delaware

CarrAmerica Realty Corporation                              Maryland
ProLogis Trust                                              Maryland
Regency Realty Corporation                                  Florida
Security Capital Preferred Growth Incorporated              Maryland
Storage USA, Inc.                                           Tennessee

BelmontCorp                                                 Maryland
CWS Communities Trust                                       Maryland
CWS Management Services Incorporated                        Delaware
Homestead Village Incorporated                              Maryland
InterPark Holdings, Inc.                                    Maryland
Urban Growth Property Trust                                 Maryland

Security Capital European Realty S.A.                       Luxembourg
Security Capital European Realty Management Holdings S.A.   Luxembourg
Access Self Storage Holdings S.A.                           Luxembourg
Akeler Holdings S.A.                                        Luxembourg
Bernheim-Comofi S.A.                                        Luxembourg
Interparking S.A.                                           Luxembourg
CWE Property Holdings S.A.                                  Luxembourg
London and Henley Holdings S.A.                             Luxembourg
Millers Storage Holdings S.A.                               Luxembourg

B.C. Holdings S.A.                                          Luxembourg
SC-ER Special Opportunity Holdings S.A.                     Luxembourg
Security Capital (EU) Management Holdings S.A.              Luxembourg
Security Capital European Realty Management Limited         United Kingdom
Security Capital European Services S.A.                     Luxembourg
Security Capital(UK) Management Limited                     United Kingdom
Security Capital U.S. Realty Management Holdings S.A.       Luxembourg